================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 8, 2002


                                  XTRANA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-17714                    58-1729436
(State or Other Jurisdiction        (Commission                (IRS Employer
   of Incorporation)                File Number)             Identification No.)


                          590 Burbank Street, Suite 205
                           Broomfield, Colorado 80020
                    (Address of Principal Executive Offices)

                                 (303) 466-4424
                         (Registrant's Telephone Number)

================================================================================

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 8, 2003, our Audit Committee, pursuant to authority delegated by our Board of Directors, dismissed Ernst & Young LLP ("E&Y") as our independent public accountants, effective on that date.

         In addition, on January 8, 2003, our Audit Committee engaged Hein and Associates LLP as our new independent accountants to audit our financial statements for the fiscal year ended December 31, 2002.

         E&Y's reports on our consolidated financial statements for either of our two fiscal years ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2001 and through the date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated January 10, 2003, is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. None.

(b) Pro Forma Financial Information. None.

(c) Exhibits.
       16          Accountant's Letter dated January 10, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 10, 2003                            XTRANA, INC.



                                            By:  /S/ TIMOTHY J. DAHLTORP
                                                 -------------------------------
                                                     Timothy J. Dahltorp
                                                     Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit                                                              Page Number
-------                                                              -----------

16                  Accountant's Letter dated January 10, 2003              5